                                                      S-3 Registration Statement
                                                               File No. 33-62800





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                               -----------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               -----------------

                           BELDEN & BLAKE CORPORATION
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    OHIO
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

                                   34-1686642
                    ---------------------------------------
                    (I.R.S. Employer Identification Number)

                               5200 Stoneham Road
                           North Canton, Ohio  44720
                                 (216) 499-1660
        ---------------------------------------------------------------
         (Address, including Zip Code, and Telephone Number, including
            Area Code, of Registrant's Principal Executive Offices)

                                JOSEPH M. VITALE
                               5200 Stoneham Road
                            North Canton, Ohio 44720
                                 (216) 499-1660
           ---------------------------------------------------------
           (Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

                               -----------------

Approximate date of commencement of proposed sale to the public:  ____________

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [x]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _______________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _______________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

         Belden & Blake Corporation hereby removes from registration and deregisters the remaining securities covered by its Registration Statement on Form S-3 (No. 33-62800).

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 amendment to Registration Statement No. 33-62800 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of North Canton, State of Ohio on January 16, 1996.


                                                 BELDEN & BLAKE CORPORATION


                                                 By:/s/Joseph M. Vitale
                                                   ----------------------------
                                                   Joseph M. Vitale,
                                                   Senior Vice President Legal,
                                                   General Counsel and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement No. 33-62800 has been signed by the following persons in the capacities and on the dates indicated.


Henry S. Belden IV*                  Chairman of the Board,                         January 25, 1996
-----------------------              Chief Executive Officer                        ----------------
Henry S. Belden IV                   and Director                                   Date
                                     (Principal Executive Officer)


Ronald E. Huff*                      Senior Vice President,                         January 25, 1996
-----------------------              Chief Financial Officer                        ----------------
Ronald E. Huff                       and Director                                   Date
                                     (Principal Financial and
                                     Accounting Officer)


Max L. Mardick*                      President, Chief Operating                     January 25, 1996
-----------------------              Officer and Director                           ----------------
Max L. Mardick                                                                      Date


Joseph M. Vitale                     Senior Vice President Legal,                   January 25, 1996
-----------------------              General Counsel, Secretary                     ----------------
Joseph M. Vitale                     and Director                                   Date


                                     Director
-----------------------                                                             -----------------
Paul Bishop                                                                         Date


Theodore V. Boyd*                    Director                                       January 25, 1996
-----------------------                                                             ----------------
Theodore V. Boyd                                                                    Date

                                     Director
-----------------------                                                             -----------------
Gary R. Petersen                                                                    Date


                                     Director
-----------------------                                                             -----------------
David P. Quint                                                                      Date


George M. Smart*                     Director                                       January 25, 1996
-----------------------                                                             ----------------
George M. Smart                                                                     Date

                                     Director
-----------------------                                                             -----------------
Raymond D. Saunders                                                                 Date


*By: /s/Joseph M. Vitale
   ---------------------
     Joseph M. Vitale
     Attorney-in-Fact